XD Treasury Money Market Fund

(the “Fund”)

Institutional Class	Investor Class	Select Class
IXDXX	VXDXX	SXDXX

Supplement dated May 5, 2025 to the

Prospectus dated January 28, 2025

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus and Statement of Additional Information for the Fund.

Effective May 5, 2025, the section “Online Transactions” on page 11 of the Prospectus is deleted and replaced with the following:

“Online Transactions

You may place your order online at the Fund Adviser’s website (www.xdfundadvisor.com) or by using the Fund Adviser’s mobile application (“XD App”). To obtain the XD App, you can download it from the Fund Adviser’s website. The XD App is free to download and use.

You automatically have internet transaction privileges unless you decline these privileges on your New Account Application or IRA Application. You will be required to enter into a User’s Agreement through the website or the XD App in order to utilize these privileges.

The XD App provides step-by-step instructions to open a new account and to fund your purchase of shares. The application process may be completed entirely through the XD App. To purchase shares through the website or the XD App, you must also have Automated Clearing House (“ACH”) instructions on your account. Redemption proceeds may be sent to you by check to the address on record, or if your account has existing bank information, by ACH. Only bank accounts held at domestic (i.e., United States based) financial institutions that are ACH members can be used for transactions through the Adviser’s website or the XD App. Transactions through the website and XD App are subject to the same minimums and maximums as are other transaction methods. Please call 1-833-993-9200 for assistance in establishing online access.

In compliance with the USA Patriot Act of 2001, the Adviser will verify certain information on each account application as part of the Adviser’s Anti-Money Laundering Program. Once this process has been completed, and the Fund has accepted your application for a new account, you may submit orders to buy shares at any time through the website or the XD App. However, share purchases and redemptions will only be processed on the days the New York Stock Exchange is open and only to the extent otherwise permissible under this Prospectus. If the Adviser does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until any required information is received.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website or the XD App for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, neither the Fund, the distributor, the transfer agent nor the Fund’s Adviser can assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website or the XD App are unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund, the distributor, the transfer agent nor the Fund’s Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.”

Further Information

For further information, please contact the Fund toll-free at 1-833-993-9200. You may also obtain additional copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Fund toll-free at the number above, or by visiting the Adviser’s website at www.xdfundadvisor.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE